UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2024

FREYR Battery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6&8 East Court Square, Suite 300
Newnan, Georgia 30263

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 632-3112

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.01 per share	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction
On December 31, 2023, FREYR Battery, a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg (“FREYR”), completed its previously announced process to redomicile from Luxembourg to the United States pursuant to the Agreement and Plan of Merger, dated as of October 13, 2023 (the “Merger Agreement”) and the Common Draft Terms of Cross-Border Merger (projet commun de fusion transfrontalière) (the “Common Draft Terms of Cross-Border Merger”), by and between FREYR and FREYR Battery, Inc., a Delaware corporation (the “Company”). The Merger Agreement and Common Draft Terms of Cross-Border Merger provided for the merger (the “Merger”) of FREYR with and into the Company, with the Company surviving the Merger. As a result of the Merger, the Company became the successor issuer to FREYR. The Merger was approved by the requisite majority of the shareholders of FREYR at its Extraordinary General Meeting of Shareholders held on December 15, 2023.
The foregoing description of the Merger is not complete and is qualified in its entirety by reference to (i) the Merger Agreement previously filed as Exhibit 2.1 to FREYR’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 13, 2023, which is attached hereto as Exhibit 2.1 and incorporated herein by reference and (ii) the Common Draft Terms of Cross-Border Merger previously filed as Exhibit 2.1 to FREYR’s Current Report on Form 8-K filed with the SEC on October 5, 2023, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the completion of the Merger, on December 20, 2023, FREYR notified the New York Stock Exchange (“NYSE”) that (i) each of the issued and outstanding FREYR ordinary shares (the “Ordinary Shares”) immediately prior to the effective time of the Merger (the “Effective Time”), will automatically be cancelled and the Company will issue as consideration therefor new duly authorized, validly issued, fully paid and non-assessable common stock of the Company (the “Common Stock”) to the shareholders of FREYR on a one-to-one basis, in each case without interest and net of any applicable withholding taxes, (ii) each public and private warrant of FREYR issued and outstanding exercisable for one (1) FREYR Ordinary Share will become exercisable for one (1) Common Stock of the Company and the Company will assume FREYR’s rights and obligations thereto, in accordance with the terms of the second amendment to the warrant agreement dated December 31, 2023 among the Company, FREYR, Alussa Energy Acquisition Corp. (“Alussa”) and Continental Stock Transfer & Trust Company (“CST”) (“Amendment No. 2 to the Warrant Agreement”), which constitutes an amendment to that certain warrant agreement, dated as of November 25, 2019, by and between Alussa and CST, as amended by amendment no. 1 to such warrant agreement, dated as of July 7, 2021, by and among FREYR, Alussa and CST, (iii) each warrant of FREYR held by EDGE Global LLC (“EDGE Global”) issued and outstanding will become exercisable for one (1) Common Stock of the Company on the same terms as those that governed these warrants immediately prior to the Merger (such warrants of FREYR, together with the warrants described in (ii), the “FREYR Warrants”) and (iv) all Ordinary Shares issued and outstanding that are held in treasury by FREYR immediately prior to the Effective Time will be cancelled by virtue of and simultaneously with the Merger and said treasury shares will cease to exist (such transactions collectively referred to as the “Redomiciliation Transaction”).
The foregoing description of the treatment of the warrants is not complete and is qualified in its entirety by reference to Amendment No. 2 to the Warrant Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
The NYSE suspended trading of the Ordinary Shares and FREYR Warrants as of the close of business on December 29, 2023, and the Company expects that its Common Stock (CUSIP: 35834F 104) and Warrants (CUSIP: 35834F 112) will commence trading on the NYSE as of the open of business on January 2, 2024, under the symbols “FREY” and “FREY WS”, respectively, which were the same symbols under which the Ordinary Shares and FREYR Warrants traded.
Item 3.03. Material Modification to Rights of Security Holders.
As a result of the Merger, shareholders of FREYR became stockholders of the Company, and the rights of such stockholders are now defined by the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and the Amended and Restated Bylaws of the Company (the “Bylaws”). The Certificate of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. Information about certain differences in rights between shareholders of FREYR and stockholders of the Company as a result of the Merger were previously disclosed in the Registration Statement on Form S-4 of the Company (File No. 333-274434) declared effective by the SEC on November 3, 2023.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Merger Agreement, the persons who will serve as directors and officers of the Company after giving effect to the Redomiciliation Transaction are the same persons currently serving as directors and officers of FREYR.
Following the Redomiciliation Transaction, FREYR expects that the Company’s director and executive compensation programs will be substantially similar to those currently offered by FREYR. Each right and obligation under the equity-based benefit and compensation plans and programs and agreements providing for the grant or award of restricted stock, stock units, stock options, warrants, stock appreciation rights, performance shares, performance units, dividend equivalent rights, and share awards, including the 2019 Incentive Stock Option Plan of FREYR AS as issued on September 11, 2019, the FREYR 2021 Equity Incentive Plan (amended and restated as of May 10, 2023), and the stock option agreement, dated as of July 13, 2021 entered into by and between FREYR and Tom Einar Jensen will be assumed by the Company and will be converted to a corresponding equity award with respect to Common Stock on a one-to-one basis and each equity or equity-based award granted under FREYR will be cancelled and the recipient will have no right or interest in such award or any underlying Ordinary Shares other than receipt of a corresponding equity or equity-based award with respect to Common Stock.
Item 8.01. Other Events.
As of December 31, 2023, the Company’s Common Stock is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Company is the successor issuer to FREYR. As a result, effective as of January 2, 2023, future filings with the SEC will be filed by the Company under CIK No. 0001992243.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Merger Agreement and Plan of Merger, by and between FREYR Battery and FREYR Battery, Inc., dated October 13, 2023 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 13, 2023).

2.2
Common Draft Terms of Cross-Border Merger (projet commun de fusion transfrontalière), dated as of September 29, 2023, by and between FREYR Battery and FREYR Battery, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 5, 2023).

3.1	Amended and Restated Certificate of Incorporation of FREYR Battery, Inc., a Delaware corporation.
3.2	Amended and Restated Bylaws of FREYR Battery, Inc., a Delaware corporation.
4.1	Amendment No. 2 to the Warrant Agreement, dated December 31, 2023, among Alussa Energy Acquisition Corp., FREYR Battery, FREYR Battery, Inc. and Continental Stock Transfer & Trust Company.
99.1	Press Release of FREYR Battery, Inc., dated January 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR BATTERY, INC.

Date: January 2, 2024	By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

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